EXHIBIT 10.33

                           PURCHASE AND SALE AGREEMENT

     THIS AGREEMENT is made this 30th day of October, 2003, by and between BOWLIN TRAVEL CENTERS, INC., (formerly known as Bowlin Outdoor Advertising & Travel Centers Incorporated), a Nevada corporation, currently of 150 Louisiana Blvd., N.E., Albuquerque, New Mexico 87108, hereinafter called the SELLER, and WILLIAM D. KENNON and DEMING FAST FOODS, INC., a New Mexico corporation, currently of 908 S. Platinum, Deming, New Mexico 88030, hereinafter collectively called the BUYER, WITNESSETH:

     1. For the total consideration of One Hundred Sixty Thousand and 00/100 Dollars ($160,000.00), referred to as the "PRICE", to be paid as hereinafter specified, Seller does hereby contract and agree to sell to Buyer by good and sufficient warranty deed, free and clear of all liens and encumbrances, and Buyer does hereby contract, covenant and agree to purchase by warranty deed from Seller, for the Price, the real estate described on the attached EXHIBIT A which is incorporated herein by reference.

     The real estate described in the attached EXHIBIT A shall be conveyed together with all improvements thereon, if any, and all water rights appurtenant thereto, if any.

     The real estate described in the attached EXHIBIT A shall be conveyed subject to reservations contained in the patent and all covenants, easements and restrictions, if any, of record or apparent from an inspection of the property.

     The real estate described in the attached EXHIBIT A is commonly known as a Dairy Queen restaurant business located at 1414 East Spruce, Deming, New Mexico. The sale of the real estate and any improvements thereon described above and more particularly described in EXHIBIT A includes the sale of the furniture, fixtures and equipment used in the operation of the Dairy Queen restaurant business. The real estate and its improvements and the furniture, fixtures and equipment are collectively referred to herein as the "PROPERTY". Seller will convey the furniture, fixtures and equipment to Buyer at closing by bill of sale.

     2. Buyer shall pay the Price to Seller in the following manner:

     One Hundred Fifty Thousand and 00/100 Dollars ($150,000) of the Price shall be paid to Seller, in cash or cashier's check at the time of closing.

     The balance of the Price shall be paid by Buyer under a promissory note in favor of Seller which note shall be unsecured and shall be financed at a rate of seven percent (7%) per annum with one BALLOON PAYMENT of the principal and interest due and payable on the one (1) year anniversary of the date of Closing (the "NOTE" herein).

     3. Closing of this transaction shall occur at the office of Luna County Title Company on October 30, 2003 or at such earlier time as is mutually convenient to the Buyer and the Seller.

     4. Seller shall furnish to Buyer an owners policy of title insurance reflecting merchantable title vested in Buyer, subject only to: (1) the recording of deed from Seller to Buyer, and (2) the reservations contained in the patent, covenants, conditions, restrictions and easements of record, if any, or apparent from an inspection of the property; and with only the usual and normal exceptions appearing in title insurance policies commonly issued in Luna County, New Mexico.

     If at the time of closing Seller is unable to furnish title insurance reflecting merchantable title because of a title defect, then Seller shall be allowed an additional fifteen (15) days in which to cure the defect(s). If the defect(s) is cured within that time then the transaction shall be closed as soon as is possible thereafter and there shall be no adjustment of any other provision of this contract but if the defect(s) is not cured at the end of that time, then the Buyer at the Buyer's own sole election may either: (1) accept the title in the condition in which it then exits in which case Seller shall convey the title to Buyer as it then exists and Seller, and Seller's heirs, personal representative and estate shall have no liability for breech of any warranty as concerns the defect accepted by Buyer and there shall be no adjustment to the price or any other provision of this contract; or, (2) terminate this contract in which case this contract shall then be null and void and of no further force and effect.

     If Seller shall be vested with merchantable title but shall refuse to execute a warranty deed or complete the closing, then Buyer at Buyer's election and upon ten (10) days written notice to Seller may pursue any remedy afforded by law, including an action for specific performance hereof, all cost of which, including reasonable attorney's fees, shall be recovered by the prevailing party.

     5. All state and county taxes, together with all other lawful assessments to and including December 31, 2002 shall be paid by Seller. For the year 2003 all such taxes and assessments, including any applicable EBID charges, shall be prorated between Seller and Buyer as of the date of closing with each party paying those taxes and assessments applicable to their period of record title. Buyer shall be solely responsible for all state and county taxes and assessments accruing after the date of closing.

     6. Seller shall furnish Buyer with a copy of the latest legal description of the Property which is in the possession of the Seller. Buyer shall pay for any survey of the property desired by Buyer.

     7. Buyer shall be entitled to possession of the Property after the closing and the delivery of the deed to Buyer and the Price to Seller as is contemplated herein; provided, however, if the deed and Price are delivered to the Title Company at the closing and if the Title Company will hold the Price pending clearing of funds, recording of the deed or other documents, then the delivery of the deed and the Price to the Title Company shall be the "closing" as is described herein and Buyer shall then be entitled to immediate possession. All risk of loss shall pass to Buyer at the time when Buyer is entitled to possession.

     8. Buyer acknowledges that Buyer has examined the Property, and any improvements thereon, and is purchasing and accepting the Property in "AS IS"


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

condition upon Buyer's own examination, inspection and judgment and not through any representations or warranties made to Buyer by Seller or any agent of Seller, except that Seller has and will warrant Seller's title to the Property.

     Buyer further acknowledges that Seller is selling the Property subsequent to Seller's termination of a Real Estate Escrow Contract between Seller and another party for the purchase of the Property. Said termination was effective as of April 21, 2003. Buyer acknowledges that Seller has not been actively involved in the operation of the business and that Seller is making no representations or warranties concerning the Property or its prior operation including issues of liens that may attach as a result of the prior operation of the business. Seller shall provide good and merchantable title at the time of Closing, but in no way represents or warrants that future liens will not be asserted against the Property as a result of the prior operation. Seller represents that there may be New Mexico gross receipts tax due as a result of the prior operation and Seller agrees to be responsible for the payment of such gross receipts tax should they become due and a payment for same be demanded. The Parties acknowledge that Buyer has put substantial work and improvements in the Property since the beginning of these contract negotiations and Buyer represents that no liens have attached to the Property as a result of such work and that no liens will attach to the Property in the future as a result of such work or improvements or through any other act of Buyer until the Note is paid in full and the franchise transfer is complete - both as are more fully set out herein. These provisions shall survive the closing of this transaction.

     9. At closing Seller will convey the furniture, fixtures and equipment to Buyer by bill of sale.

     10. Buyer and Seller shall cooperate in effectuating the timely transfer of the Dairy Queen franchise license from Seller to Buyer. A copy of Dairy Queen's Steps to Complete Transfers is attached hereto as EXHIBIT B and incorporated herein by reference. Seller agrees to pay the transfer fees of Dairy Queen involved therewith. This duty of cooperation shall survive the closing of this transaction.

     11. Seller shall pay the cost of title insurance policy referred to above.

     Seller shall pay the fees of the Title Company for the closing.

     Seller shall pay the fees for preparation of the Contract for Sale and Purchase and all other documents associated with the Closing of this transaction, including, but not limited to, the warranty deed, bill of sale and franchise transfer documents (hereinafter collectively referred to as "Other Documents").

     Seller shall pay all recording costs.

     Buyer shall pay all costs associated with any financing acquired by Buyer to effectuate this purchase including, without limitation, appraisal fees, loan document preparation, and recording costs for any security documents required by Buyer's lender, if any.


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

     12. The Price for the Property shall be allocated by the parties in accordance with the allocation method required by Section 1060 of the Internal Revenue Code of 1986, as amended (the "CODE"). The parties shall cooperate to comply with all substantive and procedural requirements of Section 1060 of the Code and any regulations thereunder, and the allocation shall be adjusted if, and to the extent, necessary to comply with the requirements of Section 1060 of the Code.

     The Parties anticipate the following allocation:

     Real Property - $50,000
     Franchise - $25,000
     Furniture, Fixtures & Equipment - $85,000

     Buyer will take title of the real property under the name William D. Kennon and will take title of the other assets under the name Deming Fast Foods, Inc.

     13. Buyer and Seller each represent to the other that neither has engaged the services of any Realtor or other agent and that no fee, commission or compensation of any other kind is due any agent, finder or anyone else on account of this transaction. Each of the parties hereby agrees to indemnify and hold the other harmless from any claim or demand by anyone alleging to be their agent and claiming a fee, commission or other compensation by reason of this transaction.

     14. Time is of the essence hereof. This Agreement shall be binding on the parties hereto, their heirs, personal representatives, administrators and assigns. This Agreement constitutes the entire agreement between the parties with respect to the Property and it supersedes and replaces any prior agreement, whether written or oral. This agreement may not be modified except in writing. The validity of this Agreement and any of its terms or provisions, as well as the rights and duties of the parties under this Agreement, shall be construed pursuant to and in accordance with the laws of the State of New Mexico without regard to conflict of laws principals. This Agreement may be executed in multiple counterparts.

     15. This offer shall expire unless it is accepted prior to 5:00 PM on October 30, 2003. This offer shall be accepted by Buyer delivering to Seller or Seller's attorney a copy of this agreement with the original signature of the Buyer; PROVIDED HOWEVER that a copy of the executed original may be faxed to Seller or Seller's attorney within the allowable time. If accepted by fax, Buyer shall promptly deliver to Seller or Seller's attorney the copy of this Agreement bearing the original signature of Buyer. Seller's attorney is Dana M. Kyle of the Firm of MILLER STRATVERT P.A., Las Cruces, New Mexico, whose fax number is
(505)-526-2215 and whose telephone number is (505)-523-2481.


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

     IN WITNESS WHEREOF, the parties hereto have executed the same in triplicate on the day and year herein first written.

SELLER:                                     BUYER:

BOWLIN TRAVEL CENTERS, INC.


By: /s/ Kit Johnson                         /s/ William D. Kennon
   --------------------------------         ------------------------------------
Kit Johnson, Director of Operations         William D. Kennon
                                            SS# for identification of Buyer:
                                            XXX-XX-XXXX

                                            AND

                                            DEMING FAST FOODS, INC.

                                            /s/ William D. Kennon
                                            ------------------------------------
                                            William D. Kennon, President

STATE OF NEW MEXICO    )
                       )ss.
COUNTY OF LUNA         )

     On this 30th day of October, 2003, before me personally appeared Kit Johnson, Director of Operations of Bowlin Travel Centers, Inc., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

My Commission Expires:
July 14, 2006                               /s/ Gregg C. Floyd
----------------------                      ------------------------------------
                                            Notary Public


STATE OF NEW MEXICO    )
                       )ss.
COUNTY OF LUNA         )

     On this 30th day of October, 2003, before me personally appeared William D. Kennon to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

My Commission Expires:
July 14, 2006                               /s/ Gregg C. Floyd
----------------------                      ------------------------------------
                                            Notary Public

STATE OF NEW MEXICO    )
                       )ss.
COUNTY OF LUNA         )

         On this 30th day of October, 2003, before me personally appeared William D. Kennon, President of Deming Fast Foods, Inc., a New Mexico corporation, on behalf of said corporation, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

My Commission Expires:
July 14, 2006                               /s/ Gregg C. Floyd
----------------------                      ------------------------------------
                                            Notary Public


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

                                  BILL OF SALE

KNOW ALL MEN BY THESE PRESENT:

     That the undersigned, BOWLIN TRAVEL CENTERS, INC., formerly known as BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED, a Nevada corporation, of P.O. Box 1409, Mesilla Park, New Mexico 88047, County of Luna, State of New Mexico, "Seller" herein (whether singular or plural, masculine, feminine, or neuter, and referred to herein by the masculine singular pronoun) for and in good and adequate consideration as identified in the Purchase Agreement entered into by and between Seller and WILLIAM D. KENNON and DEMING FAST FOODS, INC., a New Mexico corporation, dated October 30, 2003, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained and sold, and by these presents does grant, bargain and sell unto DEMING FAST FOODS, INC., a New Mexico corporation, of 908 South Platinum, Deming, New Mexico 88030, County of Luna, State of New Mexico, all of the personal property, including, without limitation, the furniture, fixtures and equipment, which is used in the operation of the Dairy Queen business located at 1414 East Spruce, Deming, New Mexico, and which is presently located at such property, all of which is free and clear of any lien or encumbrance.

     Buyer acknowledges that Buyer has inspected the personal property which is the subject of this Bill of Sale and accepts it in its current condition without any representation or warranties of Seller.

     TO HAVE AND TO HOLD, all singular, the goods and chattels above bargained and sold unto the said Buyer, its successors and assigns, forever. The Seller, for itself, its heirs, executors, administrators and assigns, all and singular, the said goods and chattels above bargained and sold unto the said Buyer, its successors and assigns, against the Seller and against all and every person whomsoever, shall and will warrant and forever defend.

     IN WITNESS WHEREOF, The Seller has hereunto set its hand and seal this 30th day of October, in the year 2003.

                                      BOWLIN TRAVEL CENTERS, INC.
                                      By: /s/ Kit Johnson
                                          --------------------------------------
                                          Kit Johnson, Director of Operations

                                    EXHIBIT A

                         TO PURCHASE AND SALE AGREEMENT

                      LEGAL DESCRIPTION OF DEMING PROPERTY


The east 97.00 feet of the south 10.00 feet of the north 150.00 feet, of the un-numbered Block of the WHITTENBERG SUBDIVISION, an addition to Deming, Luna County, New Mexico, further described as follows:

     Commencing at the northeast corner of the Un-numbered Block of the Whittenberg Subdivision, which point is 50.00 feet south and 295.00 feet east of the N1/4 corner of Section Thirty-Five (35), Township Twenty-Three (23) South, Range Nine (9) West, N.M.P.M., as shown on the plat of the Whittenberg
Subdivision:

     Thence  southerly on the east line of the Un-numbered  Block, a distance of
140.00 feet to the Northeast corner of this tract and NEW POINT OF BEGINNING;

     Thence continuing southerly, a distance of 10 feet to the Southeast corner of this tract;

     Thence westerly, on a line parallel with the north line of the Un-numbered Block, a distance of 97.00 feet, to the southwest corner of this tract;

     Thence northerly, on a line parallel with the east line of the Un-numbered Block, a distance of 10.00 feet to the northwest corner of this tract;

     Thence easterly, on a line parallel with the north line of the Un-numbered Block, a distance of 97.00 feet to the point of beginning.